Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 49 to Registration Statement No. 2-74452 on Form N-1A of our reports dated February 22, 2008 for BlackRock Basic Value V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Money Market V.I. Fund and BlackRock Value Opportunities V.I. Fund; February 25, 2008 for BlackRock Fundamental Growth V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Value V.I. Fund and BlackRock Utilities and Telecommunications V.I. Fund; February 26, 2008 for BlackRock Balanced Capital V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock High Income V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Total Return V.I. Fund and February 27, 2008 for BlackRock Government Income V.I. Fund (each a “Series”), relating to the financial statements and financial highlights of each of the Series constituting BlackRock Variable Series Funds, Inc. (the “Company”), appearing in the Annual Report on Form N-CSR of the Company for the year ended December 31, 2007. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Information” in the Statement of Additional Information, which are parts of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 28, 2008